SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 14, 1999
                                                         ----------------


                           Darling International Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-24620                      36-2495346
---------------                ----------------               ----------------
(State or Other                (Commission File                 (IRS Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)




251 O'Connor Ridge Blvd., Suite 300 Irving, Texas       75038
-------------------------------------------------    ----------
      (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code (972) 717-0300
                                                           --------------

                                 Not Applicable
                       ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

     Darling International Inc. (the "Company") and its bank lending group are continuing discussions to amend certain terms and conditions of the Credit Agreement dated as of June 5, 1997 (as amended from time to time) among the Company, Comerica Bank, Credit Lyonnais New York Branch and Wells Fargo Bank (Texas), National Association, and BankBoston, N.A., (the "Credit Agreement") in light of reduced commodity prices which have adversely affected the Company's sales and earnings in 1998. The banks party to the Credit Agreement previously agreed to forbear their rights through December 14, 1998 by reason of the Company's failure to meet certain financial covenants.

     In order to finalize an amendment to the Credit Agreement the banks have agreed to extend the forbearance period to January 22, 1999 pursuant to an amendment to the forbearance agreement dated December 14, 1998 between the Company and the banks, which amendment was executed by the parties on January 14, 1999 (the "Amendment"). The banks will continue to provide funding to the Company pursuant to the Credit Agreement. There is no guaranty that the negotiations to amend the Credit Agreement will be successful.

     A copy of the Amendment has been filed with this report as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Exhibits
         --------

99.1 Amendment, dated January 14, 1999, to the Forbearance Agreement, dated as of December 14, 1998, among Darling International Inc., the banks or other lending institutions signatory thereto (the "Banks"), Comerica Bank, Credit Lyonnaise New York Branch and Wells Fargo Bank (Texas), National Association, each individually as a Bank and as a co-agent, and BankBoston, N.A., individually as a Bank and as agent for itself and the other Banks.

99.2     Press Release dated January 15, 1999


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     DARLING INTERNATIONAL INC.


Date:  January 22, 1999             By: /s/Dennis B. Longmire
                                        ------------------------------
                                        Name:  Dennis B. Longmire
                                        Title: Chief Executive Officer


                                     By: /s/John O. Muse
                                        ------------------------------
                                        Name:  John O. Muse
                                        Title: Chief Financial Officer




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


                                 EXHIBITS INDEX


Exhibit
Number                             Description
-------                            -----------

99.1 Amendment, dated January 14, 1999, to the Forbearance Agreement, dated as of December 14, 1998, among Darling International Inc., the banks or other lending institutions signatory thereto (the "Banks"), Comerica Bank, Credit Lyonnaise New York Branch and Wells Fargo Bank (Texas), National Association, each individually as a Bank and as a co-agent, and Bank Boston, N.A., individually as a Bank and as agent for itself and the other Banks.

99.2     Press Release dated January 15, 1999


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